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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 17, 2003


                            LABRANCHE & CO INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                      001-15251                  13-4064735
------------------------------    ----------------        --------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)




ONE EXCHANGE PLAZA, NEW YORK, NEW YORK, 10006                    10006
---------------------------------------------                 -----------
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: (212) 425-1144
                                                    --------------





                                 NOT APPLICABLE
                       ---------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 17, 2003, LaBranche & Co Inc. ("LaBranche") issued a press release, filed herewith as Exhibit 99.1, relating to (a) its financial results for the fourth quarter and year ended December 31, 2002, (b) the declaration a cash dividend of $0.08 per share, payable on February 14, 2003, to all holders of record of outstanding common stock as of January 31, 2003 and (c) the resignation of four inside members of its Board of Directors as part of LaBranche's effort to comply with the Sarbanes-Oxley Act of 2002 and related NYSE proposed rule changes.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  99.1     Press release, dated January 17, 2003.


                                 All other Items of this report are
inapplicable.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LABRANCHE & CO INC.



Date: January 21, 2003               By:   /s/ GEORGE M.L. LABRANCHE, IV
                                         ---------------------------------------
                                          Name:  George M.L. LaBranche, IV
                                          Title: Chairman, President and Chief
                                                  Executive Officer



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                                  EXHIBIT INDEX

99.1           Press release, dated January 17, 2003